Retirement Income Fund

                     SUPPLEMENT TO THE PROSPECTUSES


     Michael J. Dugan, Vice President/Senior Portfolio Manager, has primary responsibility for making day-to-day investment decisions for Retirement Income Fund. Mr. Dugan earned a bachelor s degree in Business Administration and a Master s degree in Finance from Loyola College in Baltimore. He rejoined Delaware Investments in 1997 after serving as a Vice President at Thompson, Siegel and Walmsley, where he managed value-oriented equity and balanced portfolios. He initially joined Delaware Investments in 1985. He previously held positions at Capitoline Investment Services, First National Bank of Maryland, Mercantile Safe Deposit and Trust Company, and Bache and Company.